Vantage Drilling Company J.P. Morgan Global High Yield & Leveraged Finance Conference Miami, Florida February 25, 2013 Exhibit 99.1

Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-
looking statements.
Forward-Looking Statements

Symbol: VTG (NYSE AMEX)
Location: HQ – Houston; Operations – Singapore; Marketing – Dubai
Market Cap: $485 million ($1.62 per share)
Book Value: $569 million ($1.90 per share)
Enterprise Value: $2.7 billion
Employees: > 1,000
Contract Backlog: $3.1 billion
Owned Fleet: 4 Ultra-Premium Jackups (operating in SE Asia & West Africa)
2 Ultra-Deepwater Drillships (operating offshore India & GOM)
1 Ultra-Deepwater Drillship (under construction – Q2 2013 delivery)
1 42% owned Ultra-Deepwater Drillship (under construction – Q4 2015 delivery)
Managed Fleet: 1 Ultra-Deepwater Drillship (under construction – Q2 2013 delivery)
1 Ultra-Premium Jackup (mobilizing)
3 Ultra-Premium Jackups (under construction)
Corporate Overview

Recent Developments

Awarded 2-year contract in West Africa for Tungsten Explorer commencing in the 2    quarter 2014, plus four 6-month options;
approximately $468 million of backlog over the initial 2-year term.  We are in discussion with several oil companies and anticipate booking up to one additional year of work following shipyard delivery.
Acquisition of 42% of Sigma Drilling Ltd for $31 million; Sigma is a new-created joint venture with Skeie Group and other investors, formed to construct a BT-UDS dynamical positioned ultra deepwater drillship at STX Offshore & Shipbuilding with an expected delivery date of November 2015. We anticipate that we will achieve management fees in excess of $15 million once the rig commences operations in 2016, in addition to our share of earnings.
Vantage was appointed as rig manager for 4 new high-specification jackups. Vantage will oversee the final stages of shipyard construction and commissioning and then mobilize the jackups to Mexico where two are expected to commence operations in
2013 and two are expected to commence operations in 2014.
Refinanced $1.0 billion of 11.5% senior notes at 7.5% significantly reducing cash interest costs and rescheduled $1.0 billion of debt maturities from 2015 to 2019. The new Senior Notes are now trading above par to yield approximately 7.0%
Raised $500 million 5-year term loan for remaining shipyard payments, development costs and mobilization costs for the
Tungsten Explorer (scheduled delivery Q2 2013)
We have substantially added to the contract backlog for our jackups:
Topaz Driller awarded a 1-year drilling program in Indonesia; approximately $57 million of backlog.
Emerald Driller awarded a 2-year contract at $156,000 per day; approximately $114 million of backlog.
Aquamarine Driller contract extended for an additional year at $153,400 per day; approximately $56 million of backlog.
Sapphire Driller awarded additional contracts at $165,000 per day net of taxes; approximately $34.5 million of backlog.
nd

(1) PVEP Phu Quy Petroleum Operating Co. Ltd. is a joint venture interest between PetroVietnam Exploration Production Corp. and Total E&P Vietnam.
Company Highlights

Premium high-specification drilling units, including four jackup rigs and three drillships
Vantage’s modern rigs are capable of drilling to deeper depths and possess enhanced operational efficiency and technical capabilities, resulting in higher utilization, dayrates and margins
Total costs of owned fleet of four jackups, the Platinum Explorer drillship and the Titanium Explorer of approximately  $2.6 billion (
$3.2 billion upon delivery/completion of Tungsten Explorer)
Premium Fleet
Highly successful track record of managing, constructing, marketing and operating offshore drilling units
Deep in-house technical team of engineers and construction personnel overseeing complex construction projects
All newbuilds delivered on budget and on time
Jackup fleet has experienced approx. 99% of productive time for Vantage’s first 48 months in operation
Proven Operational
Track
Record
Significant long-term cash flow visibility
Contract backlog of approximately $3.1 billion with industry leading E&P Companies.
Work experience includes a strong customer mix including:
Significant
Contract Coverage
with
High Quality
Counterparties
– Level of efficiency is “best in class”
– Total, ENI, Petrobras, ONGC, Petronas Cargali, PTT Thailand, Pearl Energy, Bowleven, Foxtrot
International, Phu Quy
(1)
, and Salamander.

Successful construction management arrangements for ultra-deepwater drillships, including completed Aker drillships and SeaDragon semisubmersible projects and ongoing Dalian Developer project.
Provided Vantage with significant engineering expertise and experience in Korean, Chinese and
Singaporean shipyards.
Management team with extensive experience; average of 29 years in the drilling industry
Includes international and domestic public company experience with industry-leading peers involving numerous acquisitions and debt and equity financings.
Experienced operating and technical personnel with highest level of expertise.
Construction
Supervision and
Management
Arrangements
Experienced
Management and
Operational Team
Company Highlights (Cont’d)

Owned Assets
• Delivered On-Time, On-
Budget - December 2008
• Hired by Financial Institution to
provide shipyard oversight
following bid process
• Delivery Q2 2013
• 3    newbuild project at DSME
• Leverages shipyard experience
• Favorable costs and delivery
schedule
• Delivery Q2 2013
Tungsten Explorer
Premium Owned Fleet with a Proven Operational
Track Record

• 2    Successful newbuild at
DSME
• Delivery April 2012
• On Contract by Q4 2012
Construction Management Projects
Dalian Developer
Newbuild Ultra-Premium Marine Pacific Class 375 Jackups
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Platinum Explorer
Ultra-Deepwater 12,000 ft Drillships
• Delivered On-Time, On-
Budget - November 2010
• Delivered On-Time, On-
Budget - July 2009
• Delivered On-Time, On-
Budget - December 2009
• Delivered On-Time, On-
Budget - September 2009
Titanium Explorer
Ultra-Deepwater Drillship
Palladium Explorer
• Newbuild project at STX
Offshore
• 7    generation dual-BOP,
dual-derrick
• Delivery Q4 2015
Mexican Operator
4 Ultra-Premium Jackups
• Hired by newly formed
drilling company to
manage fleet
nd
rd
th

Business Strategy

Capitalize on Customer
Demand for High-
Specification Units
•
Customer demand for new high-specification units supported by:
– Need for rigs well-suited for drilling through deep and complex formations and drilling horizontally
– Enhanced efficiency providing faster drilling and moving times
– Improved safety features and lower downtime for maintenance
Focus on Long-term
Contracts
•
Long-term drillship contracts for Platinum Explorer (5 years), Titanium Explorer (8 years) and Tungsten Explorer
(2 years)
•
Jackups operating on contracts with multi-year term
•
Agreed multi-year extension for Emerald Driller
•
$3.1 billion in contract backlog mitigates cyclical oil and gas industry risk
Expand Key Industry
Relationships
•
Focused on expanding relationships with national oil companies, major oil companies, large independents and super-regionals (generally longer contract duration)
•
Strong existing relationships have contributed to large existing backlog and repeat business with customers
Pursue Expansion
Opportunities
•
•
Growth through acquisitions of assets and other offshore drilling companies
•
Both deepwater and jackups attractive; however current conditions favor ultra-deepwater
Organic growth through attractive shipyard orders, joint ventures and asset management agreements.

Vantage Offices
Owned Rigs
Managed Rigs
Titanium Explorer
Contract: Petrobras
U.S. GOM
Contract: ONGC
Platinum Explorer
India
Houston
Singapore
Dubai
Contract: PTT
Emerald Driller
Thailand
Aquamarine Driller
Contract: Petronas
Carigaili
Malaysia
Topaz Driller
Contract: Total
Indonesia
Country of Operation
Sapphire Driller
Contract: Foxtrot
Ivory Coast
Worldwide Operations

Primus
Mobilizing
Mexico
3 Jackups
Under Construction
Singapore
1 Drillship
Under Construction
Korea
Tungsten Explorer
Contract: TBA
West Africa

ओएनजीसी
ONGC

TOTAL

BR
PETROBRAS

Nido
Petroleum Limited

PETRONAS

PEARL ENERGY
a Mubadala company

VAALCO ENERGY, INC.

PTTEP

FOXTROT
International

SALAMANDER ENERGY

bowleven
oil & gas

PETROVIETNAM

PremierOil

Strong Customer Relationships 10 Key Customers

$60
$50
$40
$30
$20
$10
$0
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Revenue
EBITDA

VANTAGE
DRILLING COMPANY

•
Faster drilling times
•
Faster moving times
•
Increased volumes of consumable liquids and
drilling fluids
•
Reduced boat runs and non-productive time
•
Improved pipe handling and offline capability
•
Fast preloading time for all tanks
•
75’ x 30’ cantilever reach substantially greater
than the industry average
•
Pipe decks allow increased storage capacity
•
Premium drilling package:
•
3 x 2200HP mud pumps
•
Integrated diverter system
•
18-¾’’ BOP system and 4 rams
•
High-capacity, high efficiency – 5 x CAT 3516 B
Diesel engines
Quarterly Financial Performance
Ultra-Premium Jackup Fleet

World class assets achieving world class performance
Fleet productive time approximately 99% since inception
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller
Increased Operational Efficiency and Improved
Technical Capability:

Rig
Ownership %
2012
2013
2014
Q1
Q2
Q3
Q4
Jackups
Emerald Driller 100%
$130,000
$156,000 (2 years)
Sapphire Driller 100%
$120,000 (net of taxes)
$165,000 (net)
$165,000 (net)
Aquamarine Driller 100%
$132,000
$153,000
Topaz Driller 100%
$187,000 (incl. upgrades and mobilization)
$155,000
$135,000 (1 well - Malaysia) + $155,000 (18 mos. - Indonesia)
Drillships
Platinum Explorer 100%
$590,000 (5 years)
Titanium Explorer 100%
$572,000 (8 years) (2)
Tungsten Explorer 100%
Ongoing spot market negotiations
$641,000 (2 years firm)
Contracted
Option Contract
Commissioning / Mobilization /
Construction

Vantage Drilling Company

(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract. Unless otherwise noted, the total revenue includes any mobilization and demobilization fees and other contractual revenues associated with the drilling services.
(2) The drilling revenue per day includes the achievement of the 12.5% bonus opportunity, but excludes mobilization revenues and revenue escalations included in the contract.
Fleet Status –
Average Drilling Revenue/Day
(1)

180
160
140
120
100
80
60
40
20
0
# of units
2000
2002
2004
2006
2008
2010
2012
Existing fleet
New-builds

140
120
100
80
60
40
20
0
# of fields on stream (5000 ft+)
2000
2002
2004
2006
2008
2010
2012
2014

300
250
200
150
100
50
0
Drilling (rig-years)
2011
2012
2013
2014
2015
2016
Deepwater demand
Ultra-deepwater demand
Deepwater Supply
Ultra-deepwater Supply

Ultra-Deepwater Rig Supply is Increasing Significantly Deepwater Exploration is a Young, Rapidly Growing Market
Demand is Likely to Exceed Rig Supply Despite Newbuilds
Source: ODS-Petrodata, DnB NOR
Global Deepwater Market

100
90
80
70
60
50
Global Oil Production (mmbpd)
800
700
600
500
400
300
200
100
0
E&P Spending ($ billions)
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013E
2014E
Production
E&P Spending

VANTAGE DRILLING COMPANY

Market Overview - Global Oil Production vs. E&P Spending Source: EIA & Barclays Research 1997 -2012 2009-2012 CAGR Spending 9.9% 14.3% CAGR Production 1.2% 1.8% 14

Balance Sheet
($Millions)
Financial Overview

December 31, December 31, December 31, December 31,
2009 2010 2011 2012
Cash and cash equivalents 16.0 $                120.4 $             110.0 $             502.7 $
Restricted cash 28.9                    29.0                    7.0                      3.5
Trade receivables 17.5                    50.2                    100.9                 119.5
Inventory 10.8                    19.8                    24.4                    37.9
Prepaid expenses and other current assets 8.0                      11.5                    16.9                    25.2
81.2                    230.9                 259.3                 688.8
Property and equipment, net 888.2                 1,718.1             1,805.1             2,717.5
Investment in joint venture 120.3                 -                           -                           31.3
Other assets 29.4                    54.2                    58.2                    92.5
1,119.2 $          2,003.2 $          2,122.5 $          3,530.2 $

Accounts payable and accrued liabilities 30.2 $                107.5 $             148.1 $             174.4 $
Short-term debt 17.8                    8.6                      -                           -
Current maturities of long-term debt 16.0                    -                           -                           31.3
64.0                    116.1                 148.1                 205.6
Long–term debt 378.1                 1,103.5             1,246.4             2,710.6
Other long term liabilities -                           13.5                    29.8                    45.5
Shareholders' Equity
Paid-in capital 714.7                 854.8                 860.8                 878.1
Retained Earnings (37.1)                   (84.7)                   (162.6)               (310.0)
Accumulated other comprehensive loss (0.5)                     -                           -                           -
Total shareholders’ equity 677.1                 770.2                 698.2                 568.5
1,119.2 $          2,003.2 $          2,122.5 $          3,530.2 $
Outstanding shares 187.3                 289.7                 291.2                 299.6
Book value per share 3.62 $                2.66 $                2.40 $                1.90 $

•
Contract for the Tungsten Explorer
for “gap” period
• Refinance $1 billion debt
• Improving dayrate contract fixtures on jackups
•
Maintain high productive time on Platinum Explorer
Key Drivers Near Term

$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$14.3
$6.5
$22.2
$9.5
$36.4
$14.2
$38.6
$5.0
$58.3
$25.3
$68.4
$24.6
$66.9
$21.3
$84.9
$16.9
$124.6
$0.0
$121.1
$0.0
$118.6
$0.0
$121.5
$0.0
$131.9
$0.0
$105.1
$0.0
$111.5
$0.0
$123.0
$0.0
3/31/2009
6/30/2009
9/30/2009
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
6/30/2011
9/30/2011
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
Revenue
Quarter Ended
Adjusted EBITDA

VANTAGE
DRILLING COMPANY

Historical Financial Information ($ Millions) Financial Overview 17

Reconciliation of Net Income (Loss) to Adjusted EBITDA
($Millions)
Appendix

3/31/2009 6/30/2009 9/30/2009 12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010
Net income (loss) 2.4 $            4.0 $            6.8 $            (4.3) $          6.0 $            (7.0) $          (33.6) $        (13.0) $
Interest expense, net 0.7               1.3               1.9               4.2               8.0               13.3             13.9             14.1
Income tax provision (benefit) 0.6               0.9               1.1               (0.6)              2.3               8.4               2.8               5.5
Depreciation 1.7               2.1               3.2               4.3               7.5               8.4               8.8               8.7
Loss on debt extinguishment -               -               -               -               -               -               24.0             -
Loss on acquisition of subsidiary -               -               -               -               -               -               3.8               -
  EBITDA 5.4 $            8.3 $            13.0 $          3.6 $            23.8 $          23.1 $          19.7 $          15.3 $
Share-based compensation expense 1.1               1.2               1.2               1.4               1.5               1.5               1.6               1.5
Adjusted EBITDA 6.5 $            9.5 $            14.2 $          5.0 $            25.3 $          24.6 $          21.3 $          16.9 $
3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012
Net income (loss) (18.7) $        (40.1) $        (11.9) $        (9.3) $          (1.2) $          (10.0) $        (0.5) $          (133.6) $
Interest expense, net 41.4             39.2             37.0             37.2             36.8             36.2             31.6             44.4
Income tax provision (benefit) 2.9               7.8               2.0               (1.3)              5.8               6.1               2.7               4.3
Depreciation 16.1             16.0             16.0             16.4             16.6             16.4             16.6             19.2
Loss on debt extinguishment -               25.2             -               -               -               -               2.5               122.1
Loss on acquisition of subsidiary -               -               -               -               -               -               -               -
  EBITDA 41.8 $          48.1 $          43.1 $          43.0 $          58.0 $          48.7 $          52.9 $          56.4 $
Share-based compensation expense 0.9               1.5               1.6               1.9               2.3               2.2               1.4               1.3
Adjusted EBITDA 42.7 $          49.6 $          44.7 $          44.9 $          60.3 $          50.9 $          54.3 $          57.7 $
Fiscal Quarter Ended,
Fiscal Quarter Ended,

Debt Maturities 19 $ millions 31.3 50.0 1,050.0 50.0 369.0 53.5 1,150.0 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 1,400.0 2013 2014 2015 2016 2017 2018 2019